EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT

                         Americrown Service Corporation,
                          a South Carolina Corporation

                      The California Speedway Corporation,
                             a Delaware Corporation
                           d/b/a/ California Speedway

                             Chicago Holdings, Inc.,
                              a Nevada Corporation

                          Competition Tire South, Inc.,
                             a Delaware Corporation

                          Competition Tire West, Inc.,
                             a Michigan Corporation

                         Event Equipment Leasing, Inc.,
                              a Florida Corporation

                           Event Support Corporation,
                              a Florida Corporation

                           Great Western Sports, Inc.,
                             an Arizona Corporation
                           d/b/a/ Tucson Raceway Park

                         Homestead-Miami Speedway, LLC,
                                 a Delaware LLC
                         d/b/a Homestead-Miami Speedway

                              ISC Properties, Inc.,
                              a Florida Corporation

                             ISC Publications, Inc.,
                              a Florida Corporation

                          Kansas Speedway Corporation,
                              a Kansas Corporation

                       Kansas Speedway Development Corp.,
                              a Kansas Corporation

                              Miami Speedway Corp.,
                              a Nevada Corporation

                     Michigan International Speedway, Inc.,
                             a Michigan Corporation
                             d/b/a Michigan Speedway

                           Motor Racing Network, Inc.,
                              a Florida Corporation

                           Motorsports Alliance, LLC,
                                 a Delaware LLC

                        Motorsports International Corp.,
                           a Pennsylvania Corporation

                 New York International Speedway Corporation,
                             a Delaware Corporation

                         North American Testing Company,
                              a Florida Corporation

                         North Carolina Speedway, Inc.,
                          a North Carolina Corporation
                          d/b/a North Carolina Speedway

                    Pennsylvania International Raceway, Inc.,
                           a Pennsylvania Corporation
                             d/b/a Nazareth Speedway

                             Phoenix Speedway Corp.,
                             a Delaware Corporation
                       d/b/a Phoenix International Raceway

                                 Regiment, Inc.,
                          a North Carolina Corporation

                      Richmond International Raceway, Inc.,
                             a Delaware Corporation

                      Rocky Mountain Speedway Corporation,
                             a Colorado Corporation

                            Seasonal Services, Inc.,
                              a Florida Corporation

               South Carolina International Speedway Corporation,
                          a South Carolina Corporation
                     d/b/a/ Darlington International Raceway

                        Watkins Glen International, Inc.,
                             a New York Corporation
                        d/b/a Watkins Glen International

                                    88 Corp.,
                             a Delaware Corporation